SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                       ___________________

                            FORM 8-K

 .
         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
  (Date of earliest event reported):        February 20, 2001
                       ___________________

                      AMERIGON INCORPORATED
       (Exact name of registrant as specified in its charter)
                       ___________________

    California           0-21810              95-4318554
  (State or other      (Commission         (I.R.S. Employer
  jurisdiction of      File Number)       Identification No.)
  incorporation or
   organization)

                      5462 Irwindale Avenue
                  Irwindale, California  91706
                         (626) 815-7400

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                       ___________________

Item 5.  Other Events.

     On February 20, 2001, the Company issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2000. Attached as Exhibit 99.1 are the Company's unaudited consolidated statements of operations for the three months and the year ended December 31, 2000 and the Company's unaudited consolidated balance sheet as of December 31, 2000.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(c)    Exhibits

Exhibit
No.        Description
-------    -----------

  99.1     Unaudited financial information for Amerigon
           Incorporated for the three months and the year
           ended December 31, 2000.
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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AMERIGON INCORPORATED

                         By:  /s/ Craig Newell
                             ------------------------
                              Craig Newell
                              Vice President, Finance

Date:  February 20, 2001

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